SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                 ISLANDS BANCORP
             (Exact name of registrant as specified in its charter)

SOUTH CAROLINA                                                57-1082388
(State of incorporation or organization)              (I.R.S. Employer I.D. No.)

211 CHARLES STREET, SUITE 100, BEAUFORT, SOUTH CAROLINA           29902
(Address of principal executive offices)                       (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.[ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.[X]

         Securities Act registration statement file number to which this form relates: 333-92653
         ---------

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

                                      NONE


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:


                      Common Stock, no par value per share

                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
         -------------------------------------------------------

         The description of the Registrant's Common Stock is contained in the Registrant's Registration Statement on Form SB-2 (Registration No. 333-92653) under the heading "Description of Securities", which was initially filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 on December 13, 1999, as such Registration Statement may be amended from time to time (the "Form SB-2"). The Form SB-2 is deemed to be incorporated herein by reference.

ITEM 2.  EXHIBITS.
         ---------

         The following exhibits to this Registration Statement on Form 8-A are incorporated by reference to the documents specified which have been filed with the Securities and Exchange Commission:

         3.1 Articles of Incorporation of the Registrant. (Incorporated by reference to Exhibit 3.1 of Registration Statement on Form SB-2, Registration No. 333-92653.)


         3.2      Bylaws of the Registrant.(Incorporated by reference to Exhibit
                  3.2 of Registration Statement on Form SB-2, Registration No. 333-92653.)

         4.1 Specimen Common Stock Certificate of the Registrant. (Incorporated by reference to Exhibit 4.1 of Registration Statement on Form SB-2, Registration No. 333-92653.)

         4.2 See Exhibits 3.1 and 3.2 for provisions in the Articles of Incorporation and Bylaws of the Registrant defining the rights of holders of common stock.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       ISLANDS BANCORP
                                       (Registrant)

                                       By: /s/ William B. Gossett
                                          -------------------------------------
                                          William B. Gossett
                                          President and Chief Executive Officer


Date: January 18, 2000